Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                                                                    Exhibit 99.1

                            STOCK PURCHASE AGREEMENT

Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA 92618

Ladies & Gentlemen:

The undersigned, Federated Kaufmann Fund a portfolio of Federated Equity Funds (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made effective as of July 15, 2003 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company is offering up to 4,000,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 4,000,000 Shares, for a purchase price of $2.25 per Share, or an aggregate purchase price of $9,000,000; provided, however, that the Company shall have the option sell up to 444,444 of such Shares (the "Carve-out Shares") at the same purchase price per Share to one or more other investors in which case the number of Shares purchased by the Investor shall be reduced accordingly such that, in any event, the total Shares sold by the Company to the Investors and the other investors (if any) shall be 4,000,000 and the aggregate purchase price paid by the Investors and the other investors (if any) shall be $9,000,000. The purchase of the Shares by the Investor and the purchase of the Carve-out Shares by the other investors (if any) shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

Investor is affiliated with the following NASD members: Federated Financial Services, Inc., Federated Securities Corp;., and Edgewood Services, Inc.

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

                                Disclosure Page 5

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                FEDERATED KAUFMANN FUND a portfolio of
                                Federated Equity Funds

                                "INVESTOR"

                                By:         /s/ Lawrence Auriana
                                  ---------------------------------------------

                                Print Name: Lawrence Auriana
                                     Title: Vice President, Portfolio Manager

                                Address:


                                email:

                                INFORMATION FOR DISTRIBUTION OF SHARES

                                Contact name: Mike Sooy

                                Telephone:

                                Name in which shares should be registered
                                (if different): Federated Kaufmann Fund a portfolio of Federated Equity Funds

                                Tax ID No.:

                                Address where shares should be sent (if
                                different) State Street Bank & Trust Company

                                Attn: Mike Sooy

                                2 Avenue de Lafayette

                                Boston, MA 02111

AGREED AND ACCEPTED:
ENDOLOGIX, INC.

    /s/ Paul McCormick
---------------------------
By: Paul McCormick
    Chief Executive Officer

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                Disclosure Page 6

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                            STOCK PURCHASE AGREEMENT

Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA 92618

Ladies & Gentlemen:

The undersigned, Perry Capital (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made effective as of July 15, 2003 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company is offering up to 4,000,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 200,000 Shares, for a purchase price of $2.25 per Share, or an aggregate purchase price of $450,000. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein and contingent on the Company closing on the entire Offering. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

                                Disclosure Page 7

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                PERRY PARTNERS L.P.

                                "INVESTOR"

                                By:         /s/ Carl D. Berg
                                  ---------------------------------------------

                                Print Name: Carl D. Berg
                                     Title: Managing DIRECTOR

                                Address:


                                email:

                                INFORMATION FOR DISTRIBUTION OF SHARES

                                Contact name: Carl D. Berg

                                Telephone:

                                Name in which shares should be registered
                                (if different):

                                Tax ID No.:

                                Address where shares should be sent (if
                                different)

                                ________________________________________________
                                ________________________________________________
                                ________________________________________________

AGREED AND ACCEPTED:
ENDOLOGIX, INC.

    /s/ Paul McCormick
----------------------------
By: Paul McCormick
    Chief Executive Officer

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                Disclosure Page 8

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                PERRY PARTNERS INTERNATIONAL, INC.

                                "INVESTOR"

                                By:         /s/ Carl D. Berg
                                   ---------------------------------------------

                                Print Name: Carl D. Berg
                                     Title: Managing Director

                                Address:


                                email:

                                INFORMATION FOR DISTRIBUTION OF SHARES

                                Contact name: Carl D. Berg

                                Telephone:

                                Name in which shares should be registered
                                (if different): ________________________________

                                Tax ID No.:

                                Address where shares should be sent (if
                                different)

                                ________________________________________________
                                ________________________________________________
                                ________________________________________________

AGREED AND ACCEPTED:
ENDOLOGIX, INC.

    /s/ Paul McCormick
----------------------------
By: Paul McCormick
    Chief Executive Officer

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                Disclosure Page 9

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                            STOCK PURCHASE AGREEMENT

Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA 92618

Ladies & Gentlemen:

The undersigned, Panacea Fund LLC (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made effective as of July 15, 2003 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company is offering up to 4,000,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 150,000 Shares, for a purchase price of $2.25 per Share, or an aggregate purchase price of $337,500. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein and contingent on the Company closing on the entire Offering. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

                               Disclosure Page 10

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                PANACEA FUND LLC

                                "INVESTOR"

                                By:         /s/ Michael S. Resnick
                                   ---------------------------------------------

                                Print Name: Michael S. Resnick
                                     Title: Executive Vice President

                                William Harris Investors, Inc., as Manager

                                Address:


                                email:

                                INFORMATION FOR DISTRIBUTION OF SHARES

                                Contact name: Tracy Davis

                                Telephone:

                                Name in which shares should be registered
                                (if different): ________________________________

                                Tax ID No.:

                                Address where shares should be sent (if
                                different)

                                ________________________________________________
                                ________________________________________________
                                ________________________________________________

AGREED AND ACCEPTED:
ENDOLOGIX, INC.

    /s/ Paul McCormick
---------------------------
By: Paul McCormick
    Chief Executive Officer

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                               Disclosure Page 11

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                            STOCK PURCHASE AGREEMENT

Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA 92618

Ladies & Gentlemen:

The undersigned, Ursus Capital (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made effective as of July 15, 2003 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company is offering up to 4,000,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 75,000 Shares, for a purchase price of $2.25 per Share, or an aggregate purchase price of $168,750. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein and contingent on the Company closing on the entire Offering. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

                               Disclosure Page 12

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                URSUS CAPITAL, L.P.

                                "INVESTOR"

                                By:          /s/ Evan Sturza
                                   ---------------------------------------------

                                Print Name:        /s/ Evan Sturza
                                           -------------------------------------
                                     Title: General Partner

                                Address:


                                email:

                                INFORMATION FOR DISTRIBUTION OF SHARES

                                Contact name: Jeff Zatkowsky

                                Telephone:

                                Name in which shares should be registered
                                (if different): ________________________________

                                Tax ID No.:

                                Address where shares should be sent (if
                                different)

                                ________________________________________________
                                ________________________________________________
                                ________________________________________________

AGREED AND ACCEPTED:
ENDOLOGIX, INC.

    /s/ Paul McCormick
----------------------------
By: Paul McCormick
    Chief Executive Officer

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                               Disclosure Page 13

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                URSUS OFFSHORE, LTD.

                                "INVESTOR"

                                By:         /s/ Evan Sturza
                                   ---------------------------------------------

                                Print Name: /s/ Evan Sturza
                                     Title: Managing Director

                                Address:


                                email:

                                INFORMATION FOR DISTRIBUTION OF SHARES

                                Contact name: Jeff Zatkowsky

                                Telephone:

                                Name in which shares should be registered
                                (if different): ________________________________

                                Tax ID No.:

                                Address where shares should be sent (if
                                different)
                                ________________________________________________
                                ________________________________________________
                                ________________________________________________

AGREED AND ACCEPTED:
ENDOLOGIX, INC.

    /s/ Paul McCormick
---------------------------
By: Paul McCormick
    Chief Executive Officer

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                               Disclosure Page 14

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                            STOCK PURCHASE AGREEMENT

Endologix, Inc.
13900 Alton Parkway, Suite 122
Irvine, CA 92618

Ladies & Gentlemen:

The undersigned, Haimovitch Medical Technology Consultants (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made effective as of July 15, 2003 between Endologix, Inc., a Delaware corporation (the "Company"), and the Investor.

2. The Company is offering up to 4,000,000 shares (the "Shares") of common stock of the Company, $.001 par value (the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors in a private placement (the "Offering").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 19,444 Shares, for a purchase price of $2.25 per Share, or an aggregate purchase price of $43,749. The purchase of the Shares by the Investor shall be made pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein and contingent on the Company closing on the entire Offering. Unless otherwise requested by the Investor, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

                               Disclosure Page 15

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                THE LARRY HAIMOVITCH 2000 SEPARATE PROPERTY
                                REVOCABLE TRUST

                                "INVESTOR"

                                By:         /s/ Larry Haimovitch
                                   ---------------------------------------------

                                Print Name: Larry Haimovitch
                                     Title: Trustee

                                Address:


                                email:

                                INFORMATION FOR DISTRIBUTION OF SHARES

                                Contact name: Larry Haimovitch

                                Telephone:

                                Name in which shares should be registered
                                (if different): ________________________________

                                Tax ID No.:

                                Address where shares should be sent (if
                                different)
                                ________________________________________________
                                ________________________________________________
                                ________________________________________________

AGREED AND ACCEPTED:
ENDOLOGIX, INC.

    /s/ Paul McCormick
---------------------------
By: Paul McCormick
    Chief Executive Officer

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                               Disclosure Page 16

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company is offering 4,000,000 shares of Common Stock (the "Shares").

         2.       Agreement to Sell and Purchase the Shares; Subscription Date.

         2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page hereto at the purchase price set forth on such signature page.

         2.2 The Company is entering into this same form of Stock Purchase Agreement with certain other investors (the "Other Investors") effective as of the date hereof (the "Subscription Date") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.")

         3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur (the "Closing Date") on the third business day after the Subscription Date (or upon such earlier date as the Company and the Investors shall agree), at the offices of the Company's counsel. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor. The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing. The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) receipt by the Investor of one or more stock certificates representing the number of Shares set forth on the signature page hereto; (b) receipt by Reed Smith, LLP, counsel to the Investors ("Investors' Counsel"), of an opinion letter, dated as of the Closing Date, from Stradling Yocca Carlson & Rauth, counsel to the Company, in form, scope and substance satisfactory to Investors' Counsel and in substantially the form attached hereto as Exhibit A; (c) the accuracy of the representations and warranties made by the Company as of the Closing Date and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing; (d) on the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by the Agreements; (e) the Company shall have delivered to the Investor's Counsel its certificate, dated the Closing Date, duly executed by its Chief Executive Officer to the effect set forth in clause (c) above; (f) the Company shall have delivered to Investors' Counsel its certificate, dated the Closing Date, duly executed by its Secretary, certifying as to (i) the Company's Certificate of Incorporation and (ii) the Company's By-Laws, each as in effect as of the Closing Date, and (iii) all resolutions, votes or minutes of the Company's Board of Directors (or the Special Finance Committee of the Board of Directors) in connection with the Offering; (g) the Company shall have delivered to Investors' Counsel certified copies of certificates evidencing the incorporation and good standing of the Company and each Significant Subsidiary (as defined in Section 4.1 below) in each such entity's state or jurisdiction of incorporation or organization as of a date within ten (10) days of the Closing Date; (i) receipt by Investors' Counsel of such other documents or certificates relating to the Offering as Investors' Counsel may reasonably request.

         4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

         4.1 Subsidiaries; Organization. The Company has no subsidiaries (as defined by Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) except as set forth in Exhibit 21.1 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2002. The Company and each Significant Subsidiary of the

                               Disclosure Page 17

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Company (as defined in Rule 1-02(w) of Regulation S-X, the "Subsidiaries") is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation or organization. The Company and each of its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

         4.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.3 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws or the rules of the Nasdaq Stock Market.

         4.4 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under where they were made not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

                  (i) The Company's Proxy Statement for the 2002 Annual Meeting of Stockholders (the "Proxy Statement");

                  (ii) The Company's Annual Report on Form 10-K for the year ended December 31, 2002, as amended by Form 10-K/A, including the exhibits thereto (the "Form 10-K"); and

                  (iii) all other documents, including the exhibits thereto, filed by the Company with the SEC since December 31, 2002 pursuant to the reporting requirements of the Exchange Act (together with the Proxy

                               Disclosure Page 18

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

         Statement and the Form 10-K, the "SEC Documents").

         The SEC Documents as of the date of their respective filings with the SEC, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.5 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 35,000,000 shares of capital stock, of which 30,000,000 shares are designated Common Stock and 5,000,000 shares are designated Preferred Stock. As of July 9, 2003, there were approximately 23,877,944 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. As of July 9, 2003, an aggregate of 1,839,967 shares of Common Stock were reserved for issuance under the Company's 1996 Stock Option/Stock Issuance Plan, the 1997 Supplemental Stock Option Plan and the 1996 Employee Stock Purchase Plan, all of which shares issuable upon exercise of outstanding stock options issued by the Company to employees, consultants and directors of the Company. Other than as disclosed in the SEC Documents, no other shares or options, warrants or other rights to acquire shares of capital stock of the Company or securities convertible into capital stock of the Company are outstanding. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens or any other encumbrances created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights. Other than as disclosed in the SEC Documents, except as set forth above, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal agreements, commitments or similar rights for the purchase or acquisition from the Company or any of its Subsidiaries of any securities of the Company or any of its Subsidiaries. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements will be duly and validly issued, fully paid and nonassessable, free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Shares to the Investors). No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. Except as set forth in the SEC Documents, no holder of any of the securities of the Company has any rights ("demand," "piggyback" or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section 7.1 hereof).

         4.6 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company or any of its Subsidiaries, threatened to which the Company or any of its Subsidiaries or any of their respective officers or directors in their capacity as such officer or director is or may be a party or of which the business or property of the Company or any of its Subsidiaries is subject that is not disclosed in the SEC Documents. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Agreements.

         4.7 No Violations. Neither the Company nor any of its Subsidiaries is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, operations, assets or prospects or financial condition of the Company and its Subsidiaries taken as a whole, or in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company and its Subsidiaries taken as a whole.

         4.8 Governmental Permits, Etc. The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental

                               Disclosure Page 19

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Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

agency, department, or body that are currently necessary for the operation of their respective business as currently conducted, except where the failure to currently possess could not reasonably be expected to have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company and its Subsidiaries taken as a whole.

         4.9 Intellectual Property. The Company and its Subsidiaries own or possess sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") that are necessary for the conduct of their respective businesses as now conducted except where the failure to currently own or possess would not have a material adverse effect on the financial condition or business of the Company and its Subsidiaries taken as a whole. Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any notice in writing of, or has any knowledge of, any infringement of asserted rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect on the financial condition or business, operations, assets or prospects of the Company and its Subsidiaries taken as a whole and
(ii) neither the Company nor any of its Subsidiaries has received any notice in writing of any infringement rights by a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a material adverse effect upon the business, operations, assets or prospects or financial condition of the Company and its Subsidiaries taken as whole.

         4.10 Financial Statements. The consolidated financial statements of the Company and its Subsidiaries and the related notes thereto included in the SEC Documents present fairly, in accordance with the rules and regulations of the SEC, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Except as set forth in such financial statements, such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, subject, in the case of unaudited statements, to normal year-end adjustments.

         4.11 No Material Adverse Change. Except as publicly disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December 31, 2002 there has not been (i) any material adverse change in the financial condition, earnings or prospects of the Company or any of its Subsidiaries nor has any material adverse event occurred to the Company or any of its Subsidiaries (it being understood that the Company has incurred operating losses), (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries taken as a whole. Except as publicly disclosed in the SEC Documents, press releases or in other "public disclosures" as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December 31, 2002, neither the Company nor any of its Subsidiaries has (i) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement or (ii) waived or cancelled any indebtedness or other obligations owed to the Company or any of its Subsidiaries.

         4.12 NASDAQ Listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor to the Company's knowledge is the National Association of Securities Dealers, Inc. ("NASD") currently contemplating terminating such listing. The Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq National Market.

         4.13 Listing of the Shares. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market. In furtherance thereof, the Company shall use its commercially reasonable efforts to take such actions as may be necessary and as soon as practicable and in no event later than 20 days after the Closing Date to file with the Nasdaq National Market an application or other document required by the Nasdaq National Market

                               Disclosure Page 20

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Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

and pay all applicable fees for the listing of the Shares with the Nasdaq National Market and shall provide evidence of such filing to the Investors. The Company knows of no reason why the Shares will not be eligible for listing on the Nasdaq National Market.

         4.14 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         4.15 S-3 Status. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Investors and will use its best efforts to maintain S-3 status with the SEC during the Registration Period (as defined in Section 7.1(c)).

         4.16 Insurance. The Company and each of its Subsidiaries maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their respective businesses and the value of their respective properties.

         4.17 Tax Matters. The Company and each of its Subsidiaries has filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have) a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

         4.18 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

         4.19 No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investors in
Section 5 hereof, no registration of the Shares under the Securities Act is required in connection with the offer and sale of the Shares by the Company to the Investors as contemplated by the Agreements.

         4.20 Internal Accounting Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         4.21 Form D. The Company agrees to file one or more Forms D with respect to the Shares on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Investors and their counsel promptly after such filing.

         4.22     Certain Future Financings and Related Actions.

                  (a) The Company will not sell, offer to sell, solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) that is or could be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act.

                  (b) The Company shall not offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the

                               Disclosure Page 21

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

         Common Stock during the period from the date of this Agreement to the ninetieth (90th) day following the effective date of the Registration Statement; provided, however, that nothing in this Section 4.22(b) shall prohibit the Company from issuing securities (v) to employees, directors, officers, advisors or consultants of the Company or any of its Subsidiaries; (w) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement; (x) pursuant to a public offering underwritten on a firm commitment basis registered under the Securities Act; (y) for the purpose of funding the acquisition of securities or assets of any entity in a single transaction or a series of related transactions; or (z) pursuant to a strategic partnership or alliance agreement, loan agreement, equipment lease or similar commercial agreement (including licensing and similar arrangements).

         4.23 Use of Proceeds. The Company will use the net proceeds from the sale of the Shares for working capital and general corporate purposes, including, without limitation, expenditures associated with the Company's research and development effort.

         5.       Representations, Warranties and Covenants of the Investor.

         5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has had the opportunity to request and review all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the signature page hereto for its own account for investment only and with no present intention of distributing any of such Shares in violation of the Securities Act nor does the Investor have any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has filled in all requested information on the signature page hereto for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the SEC Documents, other publicly available information and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

         5.2 The Investor acknowledges that the Company has represented that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issuance of the Shares, in any jurisdiction outside the United States where action for that purpose is required. If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

         5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including Section 7.2 hereof and, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 7.2, it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company

                               Disclosure Page 22

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

has amended or supplemented such Prospectus.

         5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification and contribution agreements of the Investors herein may be legally unenforceable.

         5.5 The Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Common Stock of the Company in violation of the Securities Act, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

         5.6 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

         5.7 The Investor represents and warrants that neither it, nor any of its affiliates (or any other third party acting on the instructions of the Investor or its affiliates), have entered into any Short Sales (as hereinafter defined) or otherwise traded in the Common Stock or acted in a manner that could reasonably be expected to result in downward price pressure on the Common Stock following the receipt of any information or documents related to the sale of the Shares contemplated herein. For purposes of this Section 5.7, a "Short Sale" by the Investor shall mean a sale of Common Stock by the Investor that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by the Investor.

         6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         7.       Registration of the Shares; Compliance with the Securities
Act.

         7.1      Registration Procedures and Expenses. The Company shall:

                  (a) subject to receipt of necessary information from the Investors, use commercially reasonable efforts to prepare and file with the SEC, as soon as reasonably practicable but in any event within 30 days after the Closing Date, a registration statement (the "Registration Statement") on Form S-3 to enable the resale of the Registrable Shares (as defined below) by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act. "Registrable Shares" means (a) all shares of Common Stock purchased in the Offering and (b) Penalty Shares (as defined below), if any;

                  (b) use commercially reasonable efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as reasonably practicable but in

                               Disclosure Page 23

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

         any event within 120 days after the Closing Date (with respect to this Section 7.1(b), the term "commercially reasonable efforts" shall mean that the Company shall submit to the SEC, within two business days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request);

                  (c) use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the "Registration Period") not exceeding, with respect to each Investor's Registrable Shares, the earlier of (i) the second anniversary of the Closing Date,
         (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, and (iii) such time as all Registrable Shares held by such Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
         Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

                  (d) promptly furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement and Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

                  (e) promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                  (f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) fees and expenses of compliance with federal securities and state "blue sky" or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Securities and Prospectuses), messenger and delivery services and telephone; (iv) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance); provided, however, that each Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of such Investor's Registrable Securities. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company;

                  (g) advise the Investors, within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Securities under state securities or "blue sky" laws; and it will promptly use its best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued;

                               Disclosure Page 24

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

         and (ii) when the Prospectus or any Prospectus Supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.;

                  (h) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC;

                  (i) use commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange or market, if any, on which equity securities issued by the Company are then listed; and

                  (j) use commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Shares contemplated hereby and to enable the Investors to sell the Shares under Rule 144.

                  (k) The Company further agrees that, subject to the Company's right to cause a Suspension under Section 7.2 of this Agreement, in the event that the Registration Statement has not (i) in the event of a "no review" of the Registration Statement by the the SEC, been declared effective by the SEC within 60 days after the Closing Date, or (ii) in the event the Registration Statement is reviewed by the SEC, been declared effective by the SEC within 90 days after the Closing Date, unless in either case the failure to become effective is due to the fault of one or more Investors (each such event referred to in clauses (i) and (ii), a "Registration Default"), then:

                           (A) if the Registration Default exists for 60 or fewer days, then the Company shall issue additional shares to the Investor equal to 1/6th of 1% of the Shares issued to the Investor at the Closing, per day of the Registration Default period;

                           (B) if the Registration Default exists for 61 to 90 days, then the Company shall issue further additional shares to the Investor equal to 10% of the Shares issued to the Investor at the Closing; and

                           (C) if the Registration Default exists for more than 90 days, then the Company shall pay a further additional shares to the Investor equal to 10% of the Shares issued to the Investor at the Closing.

To the extent that the Company has insufficient authorized but unissued shares available to pay such penalties, or such issuance would result in the Company being required under NASDAQ rules or other applicable rules to obtain the approval of the Company's stockholders, then the Company shall pay to the Investor cash in lieu of shares, at the rate of $2.25 per share. The Company shall deliver said shares or cash payment to the Investor by the fifth business day after the end of each such Penalty Period. Notwithstanding anything to the contrary in Section 7.3 or any other provision of this Agreement, the issuance of the Penalty Shares or cash as provided in this Section 7.1(k) shall be the Investor's sole and exclusive remedy in the event of any Registration Default; provided, however, that if the foregoing remedy is deemed unenforceable by a court of competent jurisdiction then the Investor shall have all other remedies available at law or in equity.

         7.2      Transfer of Shares; Suspension.

                  (a) The Investor agrees that it will not effect any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section
         7.1 and as described below or otherwise in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                  (b) Except in the event that paragraph (c) below applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a

                               Disclosure Page 25

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

         supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to
         Section 7.2(b)(i) hereof when the amendment has become effective).

                  (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) either before or after effectiveness of the Registration Statement, of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a notice in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

                  (d)      Notwithstanding the foregoing paragraphs of this
         Section 7.2, the Investor shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions (for two separate suspension events) of not more than 45 days each in any twelve month period. If the Investor is prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions in any twelve-month period or for more than 45 days on any one occasion, it shall be deemed a Registration Default, and the Company shall issue Penalty Shares or cash, as the case may be, in accordance with the provisions of Section 7.1(k) based on the aggregate purchase price of the Registrable Shares that have not been previously sold by the Investor.

                  (e) Provided that a Suspension is not then in effect, the Investor may sell Registrable Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company has agreed to provide, at its own expense, an adequate number of current Prospectuses (including documents incorporated by reference therein) to the Investor and to supply copies to any other parties requiring such Prospectuses.

                               Disclosure Page 26

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                  (f) In the event of a sale of Registrable Shares by the Investor under the Registration Statement, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit B, so that the Registrable Shares may be properly transferred.

         7.3      Indemnification. For the purpose of this Section 7.3:

         (i) the term "Selling Stockholder" shall include the Investor and any person controlling such Investor;

         (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

         (iii) the term "untrue statement" shall include (1) any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or Prospectus, (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, (iii) any breach of any representation, warranty or covenant made by the Company in this Agreement and (iv) any violation or alleged violation of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, and the Company will promptly reimburse such Selling Stockholder for any reasonable legal or other expenses incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, liability or expense arises solely out of, or is based solely upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 5.3 or
         7.2 hereof respecting sale of the Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor at least three business days prior to the pertinent sale or sales by the Investor. Notwithstanding the foregoing, the Company shall not be liable to any Selling Stockholder for any consequential damages, including lost profits, solely with respect to losses, claims, damages, liabilities or expenses to which such Selling Stockholder may become subject arising out of, or based upon, any breach of any representation, warranty or covenant made by the Company in this Agreement.

                  (b) The Investor agrees (severally and not jointly with any other Investor) to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of
         Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages, liabilities or expenses to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise solely out of, or are based solely upon, (i) any failure to comply with the covenants and agreements contained in Section 5.3 or 7.2 hereof respecting sale of the Shares, (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by the Investor specifically for use in preparation of the Registration Statement (provided, however, that no Investor shall be liable in any such case for any untrue statement in any Registration Statement or Prospectus if such statement has been

                               Disclosure Page 27

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

         corrected in writing by such Investor and delivered to the Company at least three business days prior to the pertinent sale or sales by the Investor) or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend, settling, compromising or paying any such action, proceeding or claim. Notwithstanding the foregoing, (x) the Investor's aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Investor from the sale of the Shares and
         (y) the Investor shall not be liable to the Company for any consequential damages, including lost profits, solely with respect to losses, claims, damages, liabilities or expenses to which the Company (or any officer, director or controlling person as set forth above) may become subject (under the Securities Act or otherwise), arising out of, or based upon, any failure to comply with the covenants and agreements contained in Section 5.3 or 7.2 hereof respecting sale of the Shares.

                  (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided further, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                  (d)      If the indemnification provided for in this Section
         7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata

                               Disclosure Page 28

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

         allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Investor shall be required to contribute any amount in excess of the net amount received by the Investor from the sale of the Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                  (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions.

         7.4 Rule 144. Until the earlier of (i) the date on which the Company no longer has securities registered pursuant to Section 12 of the Exchange Act, or (ii) the second anniversary of the Closing, the Company agrees with each holder of Registrable Shares to:

                  (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

         7.5 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon Dispositions of the Registrable Shares by the Investor shall cease and terminate as to any particular number of the Registrable Shares and the restrictive legend shall be removed when such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act (provided that such opinion shall not be required if the Company shall be furnished with written documentation reasonably satisfactory to it that such Registrable Shares are being transferred in a customary transaction exempt from registration under Rule 144 under the Securities Act).

         8. Notices. Except as specifically permitted by Section 7.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

         (a)      if to the Company, to:

                  Endologix, Inc.
                  13900 Alton Parkway, Suite 122
                  Irvine, CA 92618
                  Attn: Paul McCormick, Chief Executive Officer
                  Tel: 949-595-7200
                  Fax: 949-457-9561

                               Disclosure Page 29

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                  with a copy to:

                  Stradling Yocca Carlson & Rauth
                  660 Newport Center Drive, Suite 1600
                  Newport Beach, CA 92660
                  Attn: Lawrence B. Cohn
                  Tel: 949-725-4132
                  Fax: 949-823-5132

         (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

                  with a copy to:

                  Reed Smith LLP
                  Federated Investors Tower
                  1001 Liberty Avenue
                  Pittsburgh, PA
                  Attn: Todd Zerega, Esq.
                  Tel: 412-288-8239
                  Fax: 412-288-3063

         9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

         10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

         14. Finders Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder's fee or commission in connection with this transaction, except for fees payable by the Company to Adams, Harkness and Hill.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investors, including without limitation and without the need for an express assignment, affiliates of the Investors. With respect to transfers that are not made pursuant to the Registration Statement, the rights and obligations of an Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Registrable Shares transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this

                               Disclosure Page 30

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

Agreement. (For purposes of this "Agreement, a "Permitted Transferee" shall mean any Person who (a) is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 20,000 Registrable Shares as permitted under the securities laws of the United States). Upon any transfer permitted by this Section 16, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were an Investor.

         17. Expenses. Each of the Company and the Investors shall bear its own expenses in connection with the preparation and negotiation of the Agreement, except that the Company shall be responsible for payment of Reed Smith LLP incurred in connection with the preparation and negotiation of this Agreement, not to exceed $10,000.

                               Disclosure Page 31

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                                                                       Exhibit A

                  CONTENT OF OPINION OF COUNSEL TO THE COMPANY

(i) Based solely upon a certificate of good standing from the Secretary of State of the State of Delaware, the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware. To our knowledge, all of the Company's Subsidiaries, as defined in the Agreements, are listed on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"). Based solely upon certificates of good standing from the relevant jurisdictions, each Subsidiary has been duly incorporated or organized and is an existing entity in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, as listed on Schedule A.

(ii) To our knowledge, the Company and each of its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole.

(iii) The Company and each of its Subsidiaries has the corporate power and authority to own and lease its properties and to conduct its business as described in the Form 10-K, except as would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole.

(iv) The Company has the corporate power and authority to enter into the Agreements and the Agreement dated ____________, 2003 between the Company and you (the "Engagement Letter") and to perform its obligations thereunder. Each of the Agreements and the Engagement Letter have been duly authorized and validly executed and delivered by the Company.

(v) The execution and delivery of the Agreements and the Engagement Letter, the issuance and sale of the Shares to be sold by the Company and the consummation of the transactions contemplated by the Agreements (A) will not conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any exhibit to the Form 10-K filed pursuant to Item 601(b) subsection 10 of Regulation S-K promulgated under the Securities Act except as would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole, or, (ii) the certificate of incorporation or bylaws of the Company, or (B) to our knowledge, will not result in a violation of, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, except as would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole.

(vi) The Shares to be sold pursuant to the Agreements have been duly authorized, and, when issued and paid for in accordance with the terms of the Agreements, will be validly issued, fully paid and nonassessable.

(vii) To our knowledge, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required in connection with the execution, delivery and performance of the Agreements or for the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares.

(viii) Assuming compliance by you with the terms of the Engagement Letter, and assuming the accuracy of the representations and warranties of the Investors in the Agreements, the offer, sale and issuance of the Shares in conformity with the terms of the Agreements constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

(ix) To our knowledge, there is no legal or governmental proceeding pending or threatened that is required to be disclosed in the Form 10-K that has not been described.

(x) To our knowledge, no stockholder of the Company has any right to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement.

                               Disclosure Page 32

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

The opinion will also include the following statement:

We have not undertaken, except as otherwise stated explicitly in this statement, to determine independently, and we do not assume responsibility for, the accuracy, completeness or fairness of the statements in the Company's Private Placement Memorandum dated ______ 2003 and the exhibits thereto, including the Form 10-K and Proxy Statement (collectively, the "PPM"). We have, however, participated, in the preparation of the PPM, including general review and discussion of the contents thereof, and have acted as special counsel to the Company in connection with the Offering. In the course of such participation and representation, no facts have come to our attention that would lead us to believe that the PPM (other than (i) the financial statements, including the notes thereto and other financial or statistical data (including, without limitation, any pro forma financial information), (ii) disclosures relating to governmental regulation of the Company's products, and (iii) disclosures relating to the Company's intellectual property, contained therein, or omitted therefrom, as to which we express no statement), as of its date and the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made not misleading.

                               Disclosure Page 33

Endologix, Inc. - 8-K                                       Filing Date: 7/21/03

                                                                       Exhibit B

                         CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company
6201 15th Avenue, 3rd Floor
Brooklyn, NY 11219
Attention: Paula Carappoli

         RE: Sale of Shares of Common Stock of Endologix, Inc. (the "Company") pursuant to the Company's Prospectus dated _____________ (the "Prospectus")

Ladies and Gentlemen:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended, and Regulation M under the Securities Exchange Act of 1934, as amended.

Selling Stockholder (the beneficial owner): ____________________________________

Record Holder (e.g., if held in name of nominee): ______________________________

Restricted Stock Certificate No.(s): ___________________________________________

Number of Shares Sold: _________________________________________________________

Date of Sale: __________________________________________________________________

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                       Very truly yours,

Dated: ____________________________         By: ________________________________

                                       Print Name: _____________________________

                                       Title: __________________________________

cc: Chief Executive Officer
    Endologix, Inc.

                               Disclosure Page 34